                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2011

                            OIDON CO., LTD.

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             (Exact Name of Registrant as Specified in Its Charter)

                                    Wyoming

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                 (State or Other Jurisdiction of Incorporation)

       000-53798

00-00000

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(Commission file number)                       (IRS employer identification no.)

             75 Rockefeller Plaza,  No. 1926, New York, NY 10019

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          (Address of Principal Executive Offices, Including Zip Code)

                                   212-710-0330

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              (Registrant's Telephone Number, Including Area Code)

                    535 16th Street Suite 820 Denver, CO 80202

                               -------------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17

     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

In a meeting called November 30, 2010 it was agreed to change the company name from Pomsta Group Inc to Oidon Co., Ltd. The action was approved by a majority of the shares outstanding.

The Company has changed its offices to 75 Rockefeller Plaza,  No. 1926, New York, NY 10019 Tel. 212-710-0330.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Oidon Co., Ltd..

                                            By: /s/ Hajime Abe

                                                --------------------------

                                                President

Dated:  January 21, 2010

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